STATSURE DIAGNOSTIC SYSTEMS, INC. FORMERLY SALIVA DIAGNOSTIC SYSTEMS, INC.
June 30, 2005

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Sec.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Peltzman, Chief Executive Officer of StatSure Diagnostic Systems, Inc., hereby certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1)
the Quarterly Report on Form 10-QSB/A of StatSure Diagnostic Systems, Inc. for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)
the information contained in the such Quarterly Report on Form 10-QSB/A of StatSure Diagnostic Systems, Inc. for the quarter ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of StatSure Diagnostic Systems, Inc.

Dated: March 6, 2007

/s/ Steve M. Peltzman
Steve M. Peltzman
Chief Executive Officer
(principal executive officer and duly authorized officer)